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Scientific Games

Fourth Quarter 2010
Earnings Presentation

SCIENTIFIC GAMES

Safe Harbor Statement

Throughout this presentation we make "forward-looking statements" within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements describe future expectations, plans, results or strategies and can often be identified by the use of terminology such as "may," "will," "estimate," "intend," "continue," "believe," "expect," "anticipate," "could," "potential," "opportunity," or similar terminology. These statements are based upon management's current expectations, assumptions and estimates and are not guarantees of future results or performance. Actual results may differ materially from those projected in these statements due to a variety of risks and uncertainties and other factors, including, among other things: competition; material adverse changes in economic and industry conditions; technological change; retention and renewal of existing contracts and entry into new or revised contracts; availability and adequacy of cash flows to satisfy obligations and indebtedness or future needs; protection of intellectual property; security and integrity of software and systems; laws and government regulation, including those relating to gaming licenses, permits and operations; inability to identify, complete and integrate future acquisitions; inability to benefit from, and risks associated with, joint ventures and strategic investments and relationships; seasonality; pending legal challenges that may affect our joint venture's Illinois lottery private management agreement or the failure of our joint venture to meet the net income targets or otherwise realize the anticipated benefits under such agreement; inability to identify and capitalize on trends and changes in the lottery and gaming industries; inability to enhance and develop successful gaming concepts; dependence on suppliers and manufacturers; liability for product defects; fluctuations in foreign currency exchange rates and other factors associated with foreign operations; influence of certain stockholders; dependence on key personnel; failure to perform on contracts; resolution of pending or future litigation; labor matters; and stock price volatility. Additional information regarding risks and uncertainties and other factors that could cause actual results to differ materially from those contemplated in forward-looking statements is included from time to time in our filings with the Securities and Exchange Commission ("SEC"), including under the heading "Risk Factors" in our Annual Report on Form 10-K. Forward-looking statements speak only as of the date they are made, and except for our ongoing obligations under the U.S. federal securities laws, we undertake no obligation to publicly update any forward-looking statements whether as a result of new information, future events or otherwise.

The date of this presentation is as of March 1, 2011, and the information provided herein is presented through the dates indicated on the applicable slides. Forward-looking statements speak only as of the date they are made and, except for Scientific Games' ongoing obligations under the U.S. federal securities laws, Scientific Games undertakes no obligation to publicly update any forward-looking statements whether as a result of new information, future events or otherwise.

Note Regarding Presentation of Non-GAAP Financial Measures:

This presentation and the related discussion include certain financial measures that were not prepared in accordance with U.S. generally accepted accounting principles. Additional information regarding these non-GAAP financial measures, including reconciliations to the most directly comparable U.S. GAAP financial measures, can be found in this presentation or in Scientific Games' press release dated March 1, 2011. This press release is available on Scientific Games' website at www.scientificgames.com in the "Investor Information – Press Releases" section.

SCIENTIFIC GAMES®

Key Q4 Takeaways

- **Revenue and attributable EBITDA(1) comparisons impacted by the sale of the Racing Business (closed on 10/5/10)**
- **Strengthening end markets**

Key Performance Indicators	Q4 '10 vs.'09
U.S. Instant Ticket Customers' Retail Sales	4.9%
U.S. Lottery Systems Customers' Retail Sales	2.2%
China Sports Lottery Instant Ticket Retail Sales	22.8%
Italy Instant Ticket Retail Sales	1.0%
U.K. Gross Win/Machine/Day	6.0%

- **2011 will be a year of investment in growth initiatives with a keen focus on new products and content and pursuing new delivery channels**
- **Significant new contract awards anticipated to commence during 2011**
- **Realizing benefits from management additions and realignment of responsibilities**

(1) Attributable EBITDA, as included herein, is based on the definition of "consolidated EBITDA" in our credit agreement, except that attributable EBITDA as used herein includes our share of the EBITDA of our joint ventures (whereas "consolidated EBITDA" for purposes of the credit agreement includes our share of the income of our joint ventures to the extent it has been distributed to us). Attributable EBITDA is a non-GAAP financial measure that is presented herein as a supplemental disclosure and is reconciled to net income (loss) in our March 1, 2011 press release.

Q4'10 Consolidated Results

($ in millions)

	Reported	Excluding Racing Business
Q4'09 Revenue	**$232.9**	**$207.5**
Printed Products Group	8.0	8.0
Lottery Systems Group	(3.7)	(3.7)
Diversified Gaming Group	(25.1)	(0.8)
Q4'10 Revenue	**$212.1**	**$210.9**
Q4'09 Attributable EBITDA(1)	**$79.1**	
Year-Over-Year Change	(1.4)	
Q4'10 Attributable EBITDA(1)	**$77.7**	

- Decline in reported revenue was due primarily to the sale of the Racing Business
- The decline in attributable EBITDA was primarily due to higher SG&A and was partially offset by higher joint venture EBITDA(2)
- The increase in joint venture EBITDA reflects increases in almost all joint ventures and inclusion of our new equity interest in Sportech

(1) Attributable EBITDA, as included herein, is based on the definition of "consolidated EBITDA" in our credit agreement, except that attributable EBITDA as used herein includes our share of the EBITDA of our joint ventures (whereas "consolidated EBITDA" for purposes of the credit agreement includes our share of the income of our joint ventures to the extent it has been distributed to us). Attributable EBITDA is a non-GAAP financial measure that is presented herein as a supplemental disclosure and is reconciled to net income (loss) in our March 1, 2011 press release.

(2) Joint venture EBITDA, as included herein, represents our share of our joint ventures' EBITDA, which is defined as equity in earnings of our joint ventures (whether or not any such earnings have been distributed to us) plus income tax expense, depreciation and amortization expense and interest (income) expense, net of other. Joint venture EBITDA is a non-GAAP financial measure that is presented herein as a supplemental disclosure and is reconciled to equity in earnings of joint ventures in our March 1, 2011 press release.

Earnings (Loss) Per Share

		Fourth Quarter 2010	Fourth Quarter 2009
Reported diluted net loss per share		**($1.74)**	**($0.54)**
After-Tax Impact of Certain Items Included in Reported EPS	**Description**	**Per Share Impact on Reported EPS**	
Credit Agreement Adjustments:			
Racing disposition charges and expenses	Charges related to the sale of the Racing Business in Q4'10; expenses related to the sale in Q4'09	(0.00)	(0.03)
Italian concession obligations	Professional fees related to the instant ticket tender in Q4'10; loss on foreign currency hedge in Q4'09	(0.00)	(0.01)
Earn-out for Permitted Acquisitions	2004 acquisition earn-out payment	(0.03)	-
Playtech royalties and fees	Royalties to Playtech for Global Draw's new software platform	(0.00)	-
Specified permitted add-backs	Legal and advisory fees in Q4'10; restructuring expenses related to work force reductions, and legal and advisory fees in Q4'09	(0.00)	(0.06)
Debt related fees and expenses	Write-off of deferred financing costs, debt discount and issuance costs	(0.01)	(0.00)
Non-cash stock-based compensation expenses		(0.06)	(0.06)
Non-recurring write-offs under GAAP	Charge related to the sale of the Racing Business	-	(0.33)
Other Items:			
Non-cash valuation allowance	Impact of valuation allowance on U.S. deferred tax assets	(1.50)	(0.17)
Non-cash write downs	Write-downs of legacy equipment in Lottery Systems and Global Draw and accelerated depreciation on Global Draw's software platform in Q4'10; Lottery Systems contracts write-downs in Q4'09	(0.34)	(0.16)

SCIENTIFIC GAMES®

Printed Products Group

($ in millions)

	Δ in Reported Results
Q4'09 Revenue	**$116.2**
Improvement in licensed products	4.8
Higher Sales to International Customers	4.8
Increased Revenue from CSP Customers	0.9
Italy Instant Ticket Printing Revenue	(1.9)
Phone Cards	(0.8)
Other	0.2
Q4'10 Revenue	**$124.2**
Q4'09 Operating Income	**$26.1**
Impact of Change in Revenue	4.8
+/- Selling, General & Administrative Expense	(5.6)
+/- Stock-Based Compensation	(0.3)
+/- Depreciation and Amortization	0.7
Q4'10 Operating Income	**$25.7**

- Revenue growth primarily reflects improving demand for MDI's licensed products by U.S. lotteries and the overall strength in the retail sales environment domestically and internationally
- SG&A increase reflects change in legal expenses ($2.3M), higher incentive compensation ($1.1M) and an earn-out payment related to an acquisition completed in 2004 ($2.3M)

SCIENTIFIC GAMES®

Lottery Systems Group

($ in millions)

	Δ in Reported Results
Q4'09 Revenue	**$66.9**
Hardware & Software Sales	(3.2)
Contract Losses (VT & NH)	(2.2)
Contract Rate Adjustments	(0.9)
China Sports Lottery Validation Contract	1.8
Higher U.S. Systems Revenue - Includes Benefit of Higher Jackpots	1.2
FX & Other	(0.4)
Q4'10 Revenue	**$63.2**
Q4'09 Operating Loss	**($14.1)**
Impact of Change in Revenue	0.5
+/- Selling, General & Administrative Expense	(0.1)
+/- Stock-Based Compensation	(0.2)
+/-Depreciation and Amortization	3.7
Q4'10 Operating Loss	**($10.1)**

- Lower hardware and software sales due to a significant order to a European customer in 2009
- Revenue impacted by lost contracts in VT and NH (both lost in Q2'10), partially offset by increases in revenue from the China Sports Lottery and U.S. systems contracts
- Included in Q4'10 depreciation and amortization are contract impairments ($17.5M) and the write-down of obsolete equipment ($3M)

SCIENTIFIC GAMES®

Diversified Gaming Group

($ in millions)

	Δ in Reported Results	Excluding Racing Business
Q4'09 Revenue	**$49.8**	**$24.4**
Sale of Racing Business	(24.3)	-
Global Draw Terminal & UK Gross Win/Terminal Growth	1.8	1.8
U.K. Contract Rate Adjustments	(0.8)	(0.8)
Austrian OTC product & FX	(1.4)	(1.4)
Other	(0.4)	(0.4)
Q4'10 Revenue	**$24.7**	**$23.5**
Q4'09 Operating Loss	**($58.2)**	**($10.6)**
Impact of Change in Revenue	(5.7)	(0.4)
+/- Selling, General & Administrative Expense	4.7	1.4
+/- Stock-Based Compensation	0.1	(0.1)
+/- Depreciation and Amortization	(5.8)	(10.6)
Racing Write-Down in Q4'09	54.4	-
Q4'10 Operating Loss	**($10.6)**	**($10.4)**

- Diversified Gaming revenue and profitability principally impacted by the sale of the Racing Business and increase in depreciation and amortization
- The increase in depreciation and amortization reflects write-downs of Global Draw's obsolete equipment ($2.5M) and accelerated depreciation on its existing platform technology ($8.3M), partially offset by the decline in depreciation related to the sale of the Racing Business

SG SCIENTIFIC GAMES